Exhibit 99.1

Form of Section 906 Certification

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q of Phoenix Technologies, Ltd. for the quarter ended June 30, 2002, I, Albert E. Sisto, Chief Executive Officer of Phoenix Technologies, Ltd., hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)    such Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in such Form 10-Q for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Phoenix Technologies, Ltd.

August 2, 2002	/s/ ALBERT E. SISTO
Date	Albert E. Sisto Chief Executive Officer